EXHIBIT 10.4
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THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
AWARD AGREEMENT FOR EMPLOYEES
[FORM OF AWARD] AWARDED TO [GRANTEE’S NAME] ON [GRANT DATE]
The Scotts Miracle-Gro Company (“Company”) and its shareholders believe that their business interests are best served by ensuring that you have an opportunity to share in the Company’s business success. To this end, the Company adopted and its shareholders approved The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan (“Plan”) through which key employees, like you, may acquire (or share in the appreciation of) common shares of the Company.
We cannot guarantee that the value of your Award (or the value of the common shares you acquire through an Award) will increase. This is because the value of the Company’s common shares is affected by many factors. However, the Company believes that your efforts contribute to the value of the Company’s common shares and that the Plan (and the Awards made through the Plan) is an appropriate means of sharing with you the value of your contribution to the Company’s business success.
This Award Agreement describes the type of Award that you have been granted and the conditions that must be met before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:
•	Read the Plan and the Plan’s Prospectus, as supplemented, carefully to ensure you understand how the Plan works;

•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and

•	Contact [Contact’s Name at Company], [Contact’s Title] at [Telephone Number] if you have any questions about your Award. Or, you may send a written inquiry to the address shown below:
The Scotts Miracle-Gro Company
Attention: [Contact’s Name at Company]
[Contact’s Title]
14111 Scottslawn Road
Marysville, Ohio 43041
You must return a signed copy of this Award Agreement no later than [___Days Post Grant Date] to:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]

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If you do not do this, your Award will be forfeited and you will not be entitled to receive anything on account of this Award.

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Description of Your Nonqualified Stock Options
You have been awarded Nonqualified Stock Options (or “NSOs”) to purchase [Number Granted] common shares of the Company. You may purchase one of the Company’s common shares for each NSO, but only if you pay US $[Price] (“Exercise Price”) for each common share you purchase, you exercise the NSOs on or before [Expiration Date] (“Expiration Date”) and you meet the terms and conditions described in this Award Agreement, the Plan and the Prospectus, as supplemented. You also must arrange to pay any taxes due on exercise using one of the procedures described later in this Award Agreement.
Limits on Exercising Your NSOs
Normally, your NSOs will vest (and become exercisable) on [Vesting Date] but only if you are actively employed by the Company or any Subsidiary or Affiliate (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus, as supplemented, are met.
This does not mean that you must exercise your NSOs on this date; this is merely the first date that you may do so. However, your NSOs will expire unless they are exercised on or before the Expiration Date ([Expiration Date]).
There are some special situations in which your NSOs may vest earlier. These are described later in this Award Agreement.
At any one time, you may not exercise NSOs to buy fewer than 100 common shares of the Company (or, if smaller, the number of your outstanding vested NSOs). Also, you may never exercise an NSO to purchase a fractional common share of the Company; NSOs for fractional common shares will always be redeemed for cash.
Exercising Your NSOs
After they vest, you may exercise your NSOs by completing an Exercise Notice. A copy of this Exercise Notice is attached to this Award Agreement. Also, a copy of this Exercise Notice and a description of the procedures that you must follow to exercise your NSOs are available from [Third Party Administrator] at [TPA Telephone Number] or at the address shown below.
You may use one of three methods to exercise your NSOs and to pay any taxes related to that exercise. You will decide on the method at the time of exercise.
Cashless Exercise and Sell: If you elect this alternative, you will be deemed to have simultaneously exercised the NSOs and to have sold the common shares underlying those NSOs. When the transaction is complete, you will receive cash (but no common shares of the Company) equal to the difference between the aggregate value of the common shares deemed to have been acquired through the exercise minus the NSOs’ aggregate exercise price and related taxes.
Combination Exercise: If you elect this alternative, you will be deemed to have simultaneously exercised the NSOs and to have sold a number of those common shares with a value equal to the NSOs’ aggregate exercise price and related taxes. When the transaction is complete, the balance of the common shares subject to the NSOs you exercised will be transferred to you.

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Exercise and Hold: If you elect this alternative, you must pay the full exercise price plus related taxes (in cash, a cash equivalent or in common shares of the Company having a value equal to the exercise price and which you have owned for at least six months before the exercise date). When the transaction is complete, you will receive one common share for each NSO exercised.
Before choosing an exercise method, you should read the Prospectus, as supplemented, to ensure you understand the federal income tax effect of exercising your NSOs and of the exercise method you choose.
     If you do not elect one of these methods, we will apply the Cashless Exercise and Sell method described above.
Tax Treatment of Your NSOs
The federal income tax treatment of your NSOs is discussed in the Plan’s Prospectus, as supplemented.
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General Terms and Conditions
You May Forfeit Your NSOs if Your Employment Ends
Normally, you may exercise your NSOs after they vest and before the Expiration Date ([Expiration Date]). However, to the extent permitted by law, your NSOs may be cancelled earlier than the Expiration Date if you terminate employment before [Vesting Date].
[a] If your employment is terminated for “cause” (as defined in the Plan), the NSOs will expire on the date your employment ends; or
[b] If your employment is terminated because of your [i] death or [ii] disability (as defined in the Plan), the NSOs will expire on the earlier of the Expiration Date or 12 months after you terminate; or
[c] If your employment is terminated after you have reached either [i] age 55 and completed at least 10 years of employment or [ii] age 62 regardless of your years of service, the NSOs will expire on the earlier of the Expiration Date or 12 months after you terminate; or
[d] If your employment is terminated for any reason other than “cause,” death or disability, your NSOs will expire on the earlier of the Expiration Date or 90 days after you terminate.
Note: it is your responsibility to keep track of when your NSOs expire.
You May Forfeit Your NSOs if You Engage in Conduct That is Harmful to the Company (or any Affiliate or Subsidiary)
To the extent permitted by law, you also will forfeit any outstanding NSOs and must return to the Company all common shares and other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment (as defined in the Plan) with the Company or any Affiliate or Subsidiary:
[a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company’s (or any Affiliate’s or

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Subsidiary’s) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment;
[b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;
[c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;
[d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company’s or any Affiliate’s or Subsidiary’s employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company’s or any Affiliate’s or Subsidiary’s employees;
[e] You disclose confidential and proprietary information relating to the Company’s or any Affiliate’s or Subsidiary’s business affairs (“Trade Secrets”), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company’s or any Affiliate’s or Subsidiary’s products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;
[f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or
[g] You engaged in conduct that the Committee (as defined in the Plan) reasonably concludes would have given rise to a termination for “cause” (as defined in the Plan) had it been discovered before you terminated your employment.
Your NSOs May Vest Earlier Than Described Above. Normally, your NSOs will vest only in the circumstances described above. However, if there is a “Change in Control” (as defined in the Plan), your NSOs may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.
Amendment/Termination. We may amend or terminate the Plan at any time.
Rights Before Your NSOs Are Exercised: You may not vote, or receive any dividends associated with, the common shares underlying your NSOs.
Beneficiary Designation: You may name a beneficiary or beneficiaries to receive or to exercise any vested NSOs that are unexercised when you die. This may be done only on the attached Beneficiary

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Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Transferring Your NSOs: Normally your NSOs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your NSOs if you die before their Expiration Date. Also, the Committee may allow you to place your NSOs into a trust established for your benefit or for the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws of the United States of America and of the State of Ohio (other than laws governing conflicts of laws).
Other Agreements: Also, your NSOs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to NSOs: Your NSOs will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your NSOs and the Exercise Price will be adjusted to reflect a stock split).
No Right to Employment: Your award of NSOs is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. This award of NSOs and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing in this Award Agreement will give you any right to continue employment with the Company or any Subsidiary or Affiliate, as the case may be, or interfere in any way with the right of the Company or a Subsidiary or an Affiliate to terminate your employment.
Data Privacy: Information about you and your participation in the Plan, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all NSOs or other entitlement to shares of stock awarded, cancelled, exercised, vested, unvested or outstanding in your favor, may be collected, recorded, held, used and disclosed for any purpose related to the administration and management of the Plan and in order to satisfy legal and regulatory requirements. You understand that the Company will keep your personal data in accordance with the rules set forth by Law No. 78-17, dated January 6, 1978, related to “software, files and liberties” (the “Law”). The Company will also take reasonable measures in order to protect your personal data and to observe the requirements set forth in the Commission Nationale de l’Informatique et des Libertés. Pursuant to the Law, you have the right to access and correct your personal data. You also understand that the Company and its Subsidiaries or Affiliates may transfer such information to any third party administrators, regardless of whether such persons are located within your country of residence, the European Economic Area or in countries outside of the European Economic Area, including the United States of America, where the rules protecting such data are less stringent than those applicable within the European Economic Area. You consent to the processing of information relating to you and your participation in the Plan in any one or more of the ways referred to above.
Other Rules: Your NSOs also are subject to more rules described in the Plan and in the Plan’s Prospectus, as supplemented. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of NSOs made to you under this Award Agreement.

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*****
You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

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Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [___Days Post Grant Date].
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus, as supplemented;

•	I understand and accept the conditions placed on my NSOs and understand what I must do to earn and exercise my NSOs. I also have had the opportunity to seek advice from independent counsel regarding the terms and conditions of my NSOs;

•	I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my NSOs or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the U.S. Internal Revenue Code, even if those changes affect the terms of my NSOs and reduce their value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below on or before [___Days Post Grant Date], my NSOs will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

By:	By:

Date signed:	Name:

Title:

Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than [___Days Post Grant Date]:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

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THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
NONQUALIFIED STOCK OPTION EXERCISE NOTICE
AFFECTING NONQUALIFIED STOCK OPTIONS GRANTED TO
[GRANTEE’S NAME] ON [GRANT DATE]
Additional copies of this Nonqualified Stock Option Exercise Notice (and any further information you may need about this Exercise Notice or exercising your NSOs) are available from [Third Party Administrator] at the address given below.
By completing this Exercise Notice and returning it to [Third Party Administrator] at the address given below, I elect to exercise the NSOs described below:
NOTE: You must complete a separate Nonqualified Stock Option Exercise Notice each time you exercise NSOs granted under each Award Agreement (e.g., if you are exercising 200 NSOs granted January 1, 2007 and 100 NSOs granted January 1, 2008 under a separate award agreement, you must complete two Nonqualified Stock Option Exercise Notices, one for each set of NSOs being exercised).
AFFECTED NSOS: This exercise relates to the following NSOs (fill in the blanks):
GRANT DATE: [GRANT DATE]
NUMBER OF NSOS BEING EXERCISED WITH THIS EXERCISE NOTICE:

EXERCISE PRICE: The Exercise Price due is US $
NOTE: This amount must be the product of US $[Price] multiplied by the number of NSOs being exercised.
PAYMENT OF EXERCISE PRICE: I have decided to pay the Exercise Price and any related taxes by (check one):
NOTE: These methods are described in the Award Agreement.
                              Cashless Exercise and Sell.
                              Combination Exercise.
                              Exercise and Hold.
Note:
•	If you select the Exercise and Hold method of exercise, you must also follow the procedures described in the Award Agreement to pay the Exercise Price and the taxes related to this exercise. You should contact [Third Party Administrator] at the address given below to find out the amount of the taxes due.

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•	If you select either the Cashless Exercise and Sell or the Combination Exercise methods of paying the Exercise Price, you should contact [Third Party Administrator] at the address given below to be sure you understand how your choice of payment will affect the number of common shares of the Company you will receive.

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YOUR ACKNOWLEDGEMENT OF EFFECT OF EXERCISE
By signing below, I acknowledge and agree that:
•	I fully understand the effect (including the investment effect) of exercising my NSOs and buying common shares of the Company and understand that there is no guarantee that the value of these common shares will appreciate or will not depreciate;

•	This Exercise Notice will have no effect if it is not returned to [Third Party Administrator] at the address given below before the Expiration Date specified in the Award Agreement under which these NSOs were granted; and

•	The common shares of the Company I am buying by completing and returning this Exercise Notice will be issued to me as soon as administratively practicable.
[Grantee’s Name]

(signature)

Date signed:

A signed copy of this Nonqualified Stock Option Exercise Notice must be sent to the following address no later than the Expiration Date:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
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ACKNOWLEDGEMENT OF RECEIPT
A signed copy of this Nonqualified Stock Option Exercise Notice was received on:
                                                            .
[Grantee’s Name]:
                              Has effectively exercised the NSOs described in this Notice; or
                              Has not effectively exercised the NSOs described in this Notice because describe deficiency
The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee

By:

Date:

Note: Keep a copy of this Exercise Notice as part of the Plan’s permanent records.

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Description of Your Restricted Stock
You have been awarded [Number Granted] shares of Restricted Stock. If you satisfy the conditions described in this Award Agreement, the Plan and the Prospectus, as supplemented, the restrictions imposed on your Restricted Stock will be removed and you will own the underlying common shares. You also must arrange to pay any taxes due.
When Your Restricted Stock Will Be Settled
Normally, on [Vesting Date], the Committee (as defined in the Plan) will ascertain if you have satisfied the conditions imposed on your Restricted Stock. If you have not, your Restricted Stock will be forfeited. If you have, as soon as administratively practicable after [Vesting Date], these common shares will be distributed to you, free of any restrictions. Your Restricted Stock will be held in escrow until it is settled or forfeited.
The restrictions imposed on your Restricted Stock normally will be met if you are actively employed by the Company or any Affiliate or Subsidiary (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus are met.
Tax Treatment of Your Restricted Stock
The federal income tax treatment of your Restricted Stock is discussed in the Plan’s Prospectus, as supplemented.
*****
General Terms and Conditions
You Will Forfeit Your Restricted Stock if Your Employment Ends
Normally, your Restricted Stock will be settled on [Vesting Date]. However, the unvested portion of your Restricted Stock will be forfeited if you terminate employment before [Vesting Date].
You May Forfeit Your Restricted Stock if You Engage in Conduct That is Harmful to the Company (or any Affiliate or Subsidiary)
To the extent permitted by law, you also will forfeit any outstanding Restricted Stock and must return to the Company all common shares and other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment:
[a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment;
[b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;

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[c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;
[d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company’s or any Affiliate’s or Subsidiary’s employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company’s or any Affiliate’s or Subsidiary’s employees;
[e] You disclose confidential and proprietary information relating to the Company’s or any Affiliate’s or Subsidiary’s business affairs (“Trade Secrets”), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company’s or any Affiliate’s or Subsidiary’s products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;
[f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or
[g] You engaged in conduct that the Committee reasonably concludes would have given rise to a termination for “cause” (as defined in the Plan) had it been discovered before you terminated your employment.
Your Restricted Stock May Vest Earlier Than Described Above. Normally, your Restricted Stock will vest only in the circumstances described above. However, if there is a “Change in Control” (as defined in the Plan), your Restricted Stock may vest earlier. You should read the Plan and the Prospectus, as supplemented, carefully to ensure that you understand how this may happen.
Rights Before Your Restricted Stock Vests: Even though your Restricted Stock is held in escrow until it is settled or forfeited, you may exercise any voting rights associated with the common shares underlying your Restricted Stock while it is held in escrow. You also will be entitled to receive any dividends paid on these common shares during this period, although these dividends also will be held in escrow until the Restricted Stock is settled and distributed to you (or forfeited) depending on whether or not you have met the conditions described in this Award Agreement and in the Plan and the Prospectus.
Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any Restricted Stock that is settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Transferring Your Restricted Stock: Normally your Restricted Stock may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any

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Restricted Stock that is settled after you die. Also, the Committee may allow you to place your Restricted Stock into a trust established for your benefit or the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or the address given below if you are interested in doing this.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws of the United States of America and of the State of Ohio (other than laws governing conflicts of laws).
Other Agreements: Also, your Restricted Stock will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to Your Restricted Stock: Your Restricted Stock will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of common shares underlying your Restricted Stock will be adjusted to reflect a stock split).
No Right to Employment: Your award of Restricted Stock is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. This award of Restricted Stock and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing in this Award Agreement will give you any right to continue employment with the Company or any Subsidiary or Affiliate, as the case may be, or interfere in any way with the right of the Company or a Subsidiary or an Affiliate to terminate your employment.
Data Privacy: Information about you and your participation in the Plan, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all NSOs or other entitlement to shares of stock awarded, cancelled, exercised, vested, unvested or outstanding in your favor, may be collected, recorded, held, used and disclosed for any purpose related to the administration and management of the Plan and in order to satisfy legal and regulatory requirements. You understand that the Company will keep your personal data in accordance with the rules set forth by Law No. 78-17, dated January 6, 1978, related to “software, files and liberties” (the “Law”). The Company will also take reasonable measures in order to protect your personal data and to observe the requirements set forth in the Commission Nationale de l’Informatique et des Libertés. Pursuant to the Law, you have the right to access and correct your personal data. You also understand that the Company and its Subsidiaries or Affiliates may transfer such information to any third party administrators, regardless of whether such persons are located within your country of residence, the European Economic Area or in countries outside of the European Economic Area, including the United States of America, where the rules protecting such data are less stringent than those applicable within the European Economic Area. You consent to the processing of information relating to you and your participation in the Plan in any one or more of the ways referred to above.
Other Rules: Your Restricted Stock also is subject to more rules described in the Plan and in the Plan’s Prospectus, as supplemented. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of Restricted Stock under this Award Agreement.
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You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

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Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [___Days Post Grant Date].
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus, as supplemented;

•	I understand and accept the conditions placed on my Award and understand what I must do to earn my Award. I also have had the opportunity to seek advice from independent counsel regarding the terms and conditions of my Award;

•	I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my Award or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the U.S. Internal Revenue Code, even if those changes affect the terms of my Award and reduce their value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below on or before [___Days Post Grant Date], my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

By:	By:

Date signed:	Name:

Title:

Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than [___Days Post Grant Date]:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

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Description of Your Performance Shares
You have been awarded [Number Granted] Performance Shares. If you satisfy the conditions described in this Award Agreement, the Plan and the Prospectus, as supplemented, you will be issued [Number Granted] common shares of the Company. Federal income tax rules apply to Performance Shares. You also must arrange to pay any taxes due on settlement.
When Your Performance Shares Will Be Settled
Normally, on [Vesting Date], the Committee (as defined in the Plan) will ascertain if you have satisfied the conditions imposed on your Performance Shares. If you have not, your Performance Shares will be forfeited. If you have, as soon as administratively practicable after [Vesting Date], these common shares will be distributed to you.
The restrictions imposed on your Performance Shares normally will be met only if you meet the criteria as outlined in Attachment A.
Tax Treatment of Your Award
The federal income tax treatment of your Award is discussed in the Plan’s Prospectus, as supplemented.
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General Terms and Conditions
You Will Forfeit Your Performance Shares if Your Employment Ends
Normally, your Performance Shares will be settled on the date shown earlier in this Award Agreement. However, the unvested portion of your Award will be forfeited if you terminate employment before [Vesting Date].
You May Forfeit Your Performance Shares if You Engage in Conduct That is Harmful to the Company (or any Affiliate or Subsidiary)
To the extent permitted by law, you also will forfeit any outstanding Performance Shares and must return to the Company all common shares and other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment:
[a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment;
[b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;

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[c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;
[d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company’s or Subsidiary’s employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company’s and any Affiliate’s or Subsidiary’s employees;
[e] You disclose confidential and proprietary information relating to the Company’s or any Affiliate’s or Subsidiary’s business affairs (“Trade Secrets”), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company’s or any Affiliate’s or Subsidiary’s products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;
[f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or
[g] You engaged in conduct that the Committee reasonably concludes would have given rise to a termination for “cause” (as defined in the Plan) had it been discovered before you terminated your employment.
Your Performance Shares May Vest Earlier Than Described Above. Normally, your Performance Shares will vest only in the circumstances described above. However, if there is a “Change in Control” (as defined in the Plan), your Performance Shares may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.
Rights Before Your Performance Shares Vest: You may not vote, or receive any dividends associated with, your Performance Shares.
Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any Performance Shares that are settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Transferring Your Performance Shares: Normally your Performance Shares may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any Performance Shares that are settled after you die. Also, the Committee may allow you to place your Performance Shares into a trust established for your benefit or the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.

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Governing Law: This Award Agreement will be construed in accordance with and governed by the laws of the United States of America and of the State of Ohio (other than laws governing conflicts of laws).
Other Agreements: Also, your Performance Shares will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to Your Performance Shares: Your Performance Shares will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your Performance Shares will be adjusted to reflect a stock split).
No Right to Employment: Your award of Performance Shares is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. This award of Performance Shares and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing in this Award Agreement will give you any right to continue employment with the Company or any Subsidiary or Affiliate, as the case may be, or interfere in any way with the right of the Company or a Subsidiary or an Affiliate to terminate your employment.
Data Privacy: Information about you and your participation in the Plan, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all NSOs or other entitlement to shares of stock awarded, cancelled, exercised, vested, unvested or outstanding in your favor, may be collected, recorded, held, used and disclosed for any purpose related to the administration and management of the Plan and in order to satisfy legal and regulatory requirements. You understand that the Company will keep your personal data in accordance with the rules set forth by Law No. 78-17, dated January 6, 1978, related to “software, files and liberties” (the “Law”). The Company will also take reasonable measures in order to protect your personal data and to observe the requirements set forth in the Commission Nationale de l’Informatique et des Libertés. Pursuant to the Law, you have the right to access and correct your personal data. You also understand that the Company and its Subsidiaries or Affiliates may transfer such information to any third party administrators, regardless of whether such persons are located within your country of residence, the European Economic Area or in countries outside of the European Economic Area, including the United States of America, where the rules protecting such data are less stringent than those applicable within the European Economic Area. You consent to the processing of information relating to you and your participation in the Plan in any one or more of the ways referred to above.
Other Rules: Your Performance Shares also are subject to more rules described in the Plan and in the Plan’s Prospectus, as supplemented. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of Performance Shares made to you under this Award.
*****
You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

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Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [___Days Post Grant Date].
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus, as supplemented;

•	I understand and accept the conditions placed on my Performance Shares and understand what I must do to earn my Award. I also have had the opportunity to seek advice from independent counsel regarding the terms and conditions of my Award;

•	I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my Performance Shares or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the U.S. Internal Revenue Code, even if those changes affect the terms of my Award and reduce their value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below on or before [___Days Post Grant Date], my Performance Shares will be forfeited and I will not be entitled to receive anything on account of these Performance Shares.

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

By:	By:

Date signed:	Name:

Title:

Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than [___Days Post Grant Date]:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

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Description of Your Restricted Stock Units
You have been awarded [Number Granted] Restricted Stock Units (or “RSUs”). If you satisfy the conditions described in this Award Agreement, the Plan and the Prospectus, as supplemented, you will be issued [Number Granted] common shares of the Company. You also must arrange to pay any taxes due.
When Your RSUs Will Be Settled
Normally, on [Vesting Date] (“Settlement Date”), the Company will ascertain if you have satisfied the conditions imposed on your RSUs. If you have not, your RSUs will be forfeited. If you have, as soon as administratively practicable after [Vesting Date], [Number Granted] common shares will be distributed to you.
The restrictions imposed on your RSUs normally will be met if you are actively employed by the Company or any Affiliate or Subsidiary (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus, as supplemented, are met.
Tax Treatment of Your RSUs
The federal income tax treatment of your RSUs is discussed in the Plan’s Prospectus, as supplemented.
*****
General Terms and Conditions
You Will Forfeit Your RSUs if Your Employment Ends
Normally, your RSUs will be settled on the date shown earlier in this Award Agreement. However, the unvested portion of your RSUs will be forfeited if you terminate employment before [Vesting Date].
You May Forfeit Your RSUs if You Engage in Conduct That is Harmful to the Company (or any Affiliate or Subsidiary)
To the extent permitted by law, you also will forfeit any outstanding RSUs and must return to the Company all common shares and other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment:
[a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before termination of employment;
[b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;
[c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;

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[d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company’s or any Affiliate’s or Subsidiary’s employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company’s and any Affiliate’s or Subsidiary’s employees;
[e] You disclose confidential and proprietary information relating to the Company’s or any Affiliate’s or Subsidiary’s business affairs (“Trade Secrets”), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company’s or any Affiliate’s or Subsidiary’s products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;
[f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or
[g] You engaged in conduct that the Committee (as defined in the Plan) reasonably concludes would have given rise to a termination for “cause” (as defined in the Plan) had it been discovered before you terminated your employment.
Your RSUs May Vest Earlier Than Described Above. Normally, your RSUs will vest only in the circumstances described above. However, if there is a “Change in Control” (as defined in the Plan), your RSUs may vest earlier. You should read the Plan and the Prospectus, as supplemented, carefully to ensure that you understand how this may happen.
Rights Before Your RSUs Vest: You may not vote, or receive any dividends associated with the common shares underlying your RSUs.
Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any RSUs that are settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Transferring Your RSUs: Normally your RSUs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any RSUs that are settled after you die. Also, the Committee may allow you to place your RSUs into a trust established for your benefit or the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws of the United States of America and of the State of Ohio (other than laws governing conflicts of laws).

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Other Agreements: Also, your RSUs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to Your RSUs: Your RSUs will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your RSUs will be adjusted to reflect a stock split).
Compliance with Section 409A of the Code: To the extent applicable, it is intended that this Award Agreement and the Plan comply with the provisions of Section 409A of the U.S. Internal Revenue Code, so that the income inclusion provisions of Section 409A(a)(1) do not apply to you. This Award Agreement and the Plan shall be administered in a manner consistent with this intent, and any provision that would cause the Award Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without your consent). In particular, to the extent the RSUs become nonforfeitable pursuant to a “Change in Control” and the event causing the RSUs to become nonforfeitable is your retirement or an event that does not constitute a permitted distribution event under Section 409A(a)(2) of the Code, then notwithstanding anything to the contrary in this Award Agreement, issuance of the Common Shares will be made, to the extent necessary to comply with the provisions of Section 409A of the Code, to you on the earlier of (a) your “separation from service” with the Company (determined in accordance with Section 409A); provided, however, that if you are a “specified employee” (within the meaning of Section 409A), your date of issuance of the Common Shares shall be the date that is six months after the date of your separation of service with the Company, (b) the end of the Deferral Period, or (c) your death. Reference to Section 409A of the Code is to Section 409A of the Internal Revenue Code of 1986, as amended, and will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. This section applies only if you are a citizen or resident of the United Sates or if the compensation is for services performed in the United States that is not otherwise exempt from United States federal income taxation.
No Right to Employment: Your award of RSUs is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. This award of RSUs and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing in this Award Agreement will give you any right to continue employment with the Company or any Subsidiary or Affiliate, as the case may be, or interfere in any way with the right of the Company or a Subsidiary or an Affiliate to terminate your employment.
Data Privacy: Information about you and your participation in the Plan, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all NSOs or other entitlement to shares of stock awarded, cancelled, exercised, vested, unvested or outstanding in your favor, may be collected, recorded, held, used and disclosed for any purpose related to the administration and management of the Plan and in order to satisfy legal and regulatory requirements. You understand that the Company will keep your personal data in accordance with the rules set forth by Law No. 78-17, dated January 6, 1978, related to “software, files and liberties” (the “Law”). The Company will also take reasonable measures in order to protect your personal data and to observe the requirements set forth in the Commission Nationale de l’Informatique et des Libertés. Pursuant to the Law, you have the right to access and correct your personal data. You also understand that the Company and its Subsidiaries or Affiliates may transfer such information to any third party administrators, regardless of whether such persons are located within your country of residence, the European Economic Area or in countries outside

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of the European Economic Area, including the United States of America, where the rules protecting such data are less stringent than those applicable within the European Economic Area. You consent to the processing of information relating to you and your participation in the Plan in any one or more of the ways referred to above.
Other Rules: Your RSUs also are subject to more rules described in the Plan and in the Plan’s Prospectus, as supplemented. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of RSUs made to you under this Award Agreement.
*****
You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

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Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [___Days Post Grant Date].
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus, as supplemented;

•	I understand and accept the conditions placed on my Award and understand what I must do to earn my Award. I also have had the opportunity to seek advice from independent counsel regarding the terms and conditions of my Award;

•	I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my Award or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the U.S. Internal Revenue Code, even if those changes affect the terms of my Award and reduce their value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below on or before [___Days Post Grant Date], my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

By:	By:

Date signed:	Name:

Title:

Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than [___Days Post Grant Date]:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

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Committee’s Acknowledgment of Receipt
A signed copy of this Award Agreement was received on                     .
By:
[Grantee’s Name]
                          Has complied with the conditions imposed on the grant and the Award Agreement remains in effect; or
                          Has not complied with the conditions imposed on the grant and the [Name of Award(s)] are forfeited because                                         .

describe deficiency
The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee

By:

Date:

Note: Send a copy of this completed Award Agreement to [Grantee’s Name] and keep a copy as part of the Plan’s permanent records.

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THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
BENEFICIARY DESIGNATION FORM
RELATING TO [FORM OF AWARD] AWARD GRANTED TO
[GRANTEE’S NAME] ON [GRANT DATE]
1.00 Instructions for Completing This Beneficiary Designation Form
You may use this Beneficiary Designation Form to [1] name the person you want to receive any amount due under The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan after your death or [2] change the person who will receive these benefits.
There are several things you should know before you complete this Beneficiary Designation Form.
First, if you do not elect a beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.
Second, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this Beneficiary Designation Form and return it to [Third Party Administrator] at the address given below.
Third, all elections will remain in effect until they are changed (or until all death benefits are paid).
Fourth, if you designate your spouse as your beneficiary but are subsequently divorced from that person (or your marriage is annulled), your beneficiary designation will be revoked automatically.
Fifth, if you have any questions about this Beneficiary Designation Form or if you need additional copies of this Form, please contact [Third Party Administrator] at [TPA Telephone Number] or at the address or number given below.
1.00 Designation of Beneficiary
1.01 Primary Beneficiary:
I designate the following person(s) as my Primary Beneficiary or Beneficiaries to receive any amount due after my death under the terms of the Award Agreement described at the top of this Beneficiary Designation Form. This benefit will be paid, in the proportion specified, to:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

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Address:

% to

		(Name)	(Relationship)

Address:

1.02 Contingent Beneficiary
     If one or more of my Primary Beneficiaries die before I die, I direct that any amount due after my death under the terms of the Award described at the top of this Beneficiary Designation Form:
                          Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or
                          Be distributed among the following Contingent Beneficiaries:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

Elections made on this Beneficiary Designation Form will be effective only after this Form is received by [Third Party Administrator] and only if it is fully and properly completed and signed.
[Grantee’s Name]

Date of Birth:

Address:

     Sign and return this Beneficiary Designation Form to [Third Party Administrator] at the address given below.

Date	Signature

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Return this signed Beneficiary Designation Form to [Third Party Administrator] at the following address:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
Received on:
By: